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Exhibit 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-4 containing a proxy statement/prospectus, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to the issuance and sale of shares of common stock, $1.00 par value, of ALLTEL to be issued or delivered in accordance with the Agreement and Plan of Merger, dated as of December 18, 1998, among ALLTEL, a newly-formed subsidiary of ALLTEL, and Aliant Communications Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 1999.

                                        Signed:  /s/ JOE T. FORD
                                        ----------------------------------------
                                        Name:        Joe T. Ford

                                        Signed:  /s/ DENNIS E. FOSTER
                                        ----------------------------------------
                                        Name:        Dennis E. Foster

                                        Signed:  /s/ SCOTT T. FORD
                                        ----------------------------------------
                                        Name:        Scott T. Ford

                                        Signed:  /s/ DENNIS J. FERRA
                                        ----------------------------------------
                                        Name:        Dennis J. Ferra

                                        Signed:  /s/ JEFFERY R. GARDNER
                                        ----------------------------------------
                                        Name:        Jeffery R. Gardner

                                        Signed:  /s/ JOHN R. BELK
                                        ----------------------------------------
                                        Name:        John R. Belk

                                        Signed:  /s/ LAWRENCE L. GELLERSTEDT III
                                        ----------------------------------------
                                        Name:        Lawrence L. Gellerstedt III

                                        Signed:  /s/ CHARLES H. GOODMAN
                                        ----------------------------------------
                                        Name:        Charles H. Goodman

                                        Signed:  /s/ MICHAEL L. HOOKER
                                        ----------------------------------------
                                        Name:        Michael L. Hooker
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                                        Signed:  /s/ W. W. JOHNSON
                                        ----------------------------------------
                                        Name:        W. W. Johnson

                                        Signed:  /s/ EMON A. MAHONY, JR.
                                        ----------------------------------------
                                        Name:        Emon A. Mahony, Jr.

                                        Signed:  /s/ JOHN P. MCCONNELL
                                        ----------------------------------------
                                        Name:        John P. McConnell

                                        Signed:  /s/ JOSIE C. NATORI
                                        ----------------------------------------
                                        Name:        Josie C. Natori

                                        Signed:  /s/ FRANK E. REED
                                        ----------------------------------------
                                        Name:        Frank E. Reed

                                        Signed:  /s/ RONALD TOWNSEND
                                        ----------------------------------------
                                        Name:        Ronald Townsend

                                        Signed:  /s/ WILLIAM H. ZIMMER
                                        ----------------------------------------
                                        Name:        William H. Zimmer